Exhibit 32.1


                   CERTIFICATION  PURSUANT  TO SECTION 906
                   OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the quarterly report of Meridian Holdings, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Anthony C. Dike, the Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section   906 of the Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed  original  of this written  statement  required  by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Meridian Holdings, Inc., and will be retained by Meridian Holdings, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  February 25,   2005        By:  /s/  Anthony  C.  Dike
                                        -------------------
                                         Anthony  C.  Dike
                                        Chairman  and  CEO